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                                                                    EXHIBIT 10.4


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                           BEVERLY FUNDING CORPORATION




                                 FIRST AMENDMENT



                            Dated as of July 14, 1999



                                       to



                                Series Supplement

                            Dated as of June 1, 1999



      Re: Floating Rate Health Care Receivables-Backed Notes, Series 1999-A


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         FIRST AMENDMENT TO SERIES SUPPLEMENT, dated as of July 14, 1999 (this
"Amendment") by and between BEVERLY FUNDING CORPORATION, a Delaware corporation (the "Issuer"), and THE CHASE MANHATTAN BANK, as trustee under the Indenture (together with its successors in trust thereunder as provided in the Indenture referred to below, the "Trustee").

                              PRELIMINARY STATEMENT

         Pursuant to Section 8.1(9) of the First Amendment and Restatement, dated as June 1, 1999 of the Trust Indenture (the "Indenture"), dated as of December 1, 1994, between the Issuer and the Trustee, the Issuer and the Trustee entered into an indenture supplemental to the Indenture (the "Series Supplement") for the purposes of authorizing the issuance by the Issuer of the Series of Health Care Notes with an initial aggregate principal amount of $50,000,000 known as the Issuer's Floating Rate Health Care Receivables-Backed Notes, Series 1999-A (the "Health Care Notes").

         Pursuant to Section 24 of the Note Purchase Agreement (Series 1999-A) (the "Note Purchase Agreement"), dated June 30, 1999, among Beverly Enterprises, Inc., a Delaware corporation ("Beverly"), the Issuer, Fairway Finance Corporation, a Delaware corporation (the "Purchaser"), and Nesbitt Burns Securities Inc., as agent for the Purchaser (the "Agent"), the Issuer desires to increase the size of the Health Care Notes by $20,000,000.

         In accordance with Section 8.2 of the Indenture, the Issuer and the Trustee hereby amend the Series Supplement as hereinafter set forth.

         All terms used in this Amendment that are defined in the Series Supplement or the other Related Documents, either directly or by reference therein, have the meanings assigned to them therein, except to the extent such terms are defined or modified in this Amendment or the context clearly requires otherwise. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Series Supplement or the other Related Documents, the terms and provisions of this Amendment shall govern.

         In consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Issuer and the Trustee do hereby agree as follows:

SECTION 1. AMENDMENTS.

         1.1 The first paragraph, second sentence of Preliminary Statement of the Series Supplement is amended in its entirety to read as follows:

         "The Issuer has duly authorized the creation of a Series of Health Care Notes with an initial aggregate principal amount of $70,000,000 to be know as the Issuer's $70,000,000 Floating Rate Health Care Receivables-Backed Notes, Series 1999-A (the "Health Care



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         Notes"), and the Issuer and the Trustee are executing and delivering this Supplement in order to provide for the Health Care Notes."

         1.2 Section 1 of Series Supplement is amended in its entirety to read as follows:


         "SECTION 1. Designation. The Series of Health Care Notes issued pursuant hereto shall be designated generally as the Issuer's $70,000,000 Floating Rate Health Care Receivables-Backed Notes, Series 1999-A."

         1.3 Section 3(a) of Series Supplement is amended in its entirety to read as follows:

                  "(a) The Health Care Notes shall be authenticated and delivered by the Trustee to or upon the order of the Issuer on the Closing Date, in an aggregate principal amount not to exceed $70,000,000, and shall be dated their date of authentication. The Health Care Notes shall be issued in the minimum denominations set forth herein and in the Indenture."

         1.4 The first paragraph of page A-3 of Exhibit A (FORM OF U.S. NOTE) of the Series Supplement is amended by deleting "FIFTY MILLION ($50,000,000.00) DOLLARS" and inserting in its place "SEVENTY MILLION ($70,000,000.00) DOLLARS."

         1.5 The first paragraph of page B-1-3 of Exhibit B-1 (FORM OF TEMPORARY REGULATION S NOTE) the of Series Supplement is amended by deleting "FIFTY MILLION ($50,000,000.00) DOLLARS" and inserting in its place "SEVENTY MILLION ($70,000,000.00) DOLLARS."

         1.6 The first paragraph of page B-2-3 of Exhibit B-2 (FORM OF REGULATION S NOTE) of the Series Supplement is amended by deleting "FIFTY MILLION ($50,000,000.00) DOLLARS" and inserting in its place "SEVENTY MILLION ($70,000,000.00) DOLLARS."

         1.7 All references in the Note Purchase Agreement (other than in
Section 24 thereof) and the Related Documents to the "Notes" or the "Health Care Notes" shall be deemed to include the Note delivered pursuant to this Amendment.

SECTION 2. REPRESENTATIONS AND WARRANTIES.

         2.1 Each of the Issuer, Beverly and the Seller hereby represents and warrants to the Trustee, the Purchaser and the Agent as follows:

                  (a) Representations and Warranties. Its representations and warranties contained in the Indenture, the other Related Documents and the Note Purchase Agreement are true and correct as of the date hereof (unless stated to relate solely


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         to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).
                  (b) Enforceability. The execution and delivery of this Amendment, and the performance of its obligations under this Amendment, the Related Documents and the Note Purchase Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment, the Related Documents and the Note Purchase Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.

                  (c) Amortization Event. No Amortization Event has occurred and is continuing.

SECTION 3. EFFECTIVENESS.

         3.1 This Amendment shall become effective as of the date hereof upon receipt by the Agent of the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Agent), in form and substance satisfactory to the Agent:

                  (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto;

                  (b) a written statement from Moody's Investor Service, Inc. that this Amendment will not result in a downgrade or withdrawal of the rating of the Health Care Notes;

                  (c) favorable opinions of counsel to the Issuer as to such matters as the Agent may request;

                  (d) evidence of delivery of a duly executed and authenticated Health Care Note to the Trustee with an initial aggregate principal amount of $20,000,000;

                  (e) the DTC Agreement shall have been amended, as necessary, to reflect the changes contemplated herein; and

                  (f) such other documents and instruments (including cross-receipts) as the Agent may reasonable request.

SECTION 4. MISCELLANEOUS.

         4.1 This Amendment shall be construed in connection with and as part of the Related Documents and the Note Purchase Agreement, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Related Documents and the Note Purchase Agreement are hereby ratified and shall be and remain in



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full force and effect.

         4.2 The Issuer and Beverly shall pay all expenses of the Purchaser and the Agent in connection herewith, including, without limitation, all reasonable attorney's fees, charges and disbursements.

         4.3 Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Indenture or Series Supplement without making specific reference to this Amendment but nevertheless all such references shall include this Amendment unless the context otherwise requires.

         4.4 The descriptive headings of the various Sections or parts of this Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

         4.5 This Amendment shall be governed by and construed in accordance with New York law.

         4.6 Upon the Issuer's execution of this Amendment, this Amendment shall constitute an Issuer Order authorizing the Trustee to enter into this Amendment and authorizing and directing the Trustee to authenticate and deliver the $70,000,000 Health Care Note to or at the direction of the Agent.



         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]


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         4.7 This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.


                                                    BEVERLY FUNDING CORPORATION,
as                                                  Issuer


                                                    By:

                                                        Name:
                                                        Title:



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                                                    THE CHASE MANHATTAN BANK, as
Trustee


                                                    By:

                                                        Name:
                                                        Title:

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Accepted and Agreed to:

BEVERLY ENTERPRISES, INC.


By:
         Name:
         Title:


BEVERLY HEALTH AND
REHABILITATION SERVICES, INC.


By:
         Name:
         Title:




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Consented to:

NESBITT BURNS SECURITIES INC.,
as Agent


By:
         Name:
         Title:

By:
         Name:
         Title:


FAIRWAY FINANCE CORPORATION,
as Purchaser


By:
         Name:
         Title: